AGREEMENT OF PURCHASE AND SALE

                                 BY AND BETWEEN

                         MARTEL OFFICE BUILDINGS I, LLC

                                       AND

                           HARVARD PROPERTY TRUST, LLC
                          D/B/A BEHRINGER HARVARD FUNDS

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                                                  TABLE OF CONTENTS

                                                                                                          PAGE
ARTICLE I                  PURCHASE AND SALE OF PROPERTY.....................................................1

         Section 1.1       Sale..............................................................................1
         Section 1.2       Purchase Price and Deposit........................................................2
         Section 1.3       Title to the Property.............................................................3

ARTICLE II                 CONDITIONS........................................................................3

         Section 2.1       Conditions Period.................................................................3
         Section 2.2       Independent Consideration.........................................................4

ARTICLE III                TITLE.............................................................................4

         Section 3.1       Preliminary Title Report..........................................................4
         Section 3.2       Owner's Title Insurance Policy for the Property...................................4
         Section 3.3       Seller's Disclosure................................................................

ARTICLE IV                 REPRESENTATIONS AND WARRANTIES, COVENANTS, AND INDEMNIFICATIONS...................4

         Section 4.1       Representations and Warranties of Seller..........................................5
         Section 4.2       Survival of Seller's Representations and Warranties...............................7
         Section 4.3       Representations and Warranties of Buyer...........................................7
         Section 4.4       Survival of Buyer's Representations and Warranties................................8
         Section 4.5       Buyer's Covenants and Seller's Condition..........................................8
         Section 4.6       Seller's Covenants and Buyer's Condition..........................................8

ARTICLE V                  DAMAGE............................................................................9

         Section 5.1       Minor Loss........................................................................9
         Section 5.2       Major Loss........................................................................9

ARTICLE VI                 BROKERS AND EXPENSES.............................................................10

         Section 6.1       Brokers..........................................................................10
         Section 6.2       Expenses.........................................................................10

ARTICLE VII                LEASES AND OTHER AGREEMENTS......................................................10

         Section 7.1       Leasing Costs....................................................................10
         Section 7.2       Tenant Notice Letter.............................................................11
         Section 7.3       Buyer's Consent Required.........................................................11

ARTICLE VIII               CLOSING AND ESCROW...............................................................11
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
         Section 8.1       Escrow Instructions..............................................................11
         Section 8.2       Closing..........................................................................11
         Section 8.3       Deposit of Documents.............................................................11
         Section 8.4       Prorations.......................................................................12

ARTICLE IX                 PROVISIONS WITH RESPECT TO DEFAULT...............................................13

         Section 9.1       Default by Seller................................................................13
         Section 9.2       Default by Buyer.................................................................14

ARTICLE X                  MISCELLANEOUS....................................................................14

         Section 10.1      Notices..........................................................................14
         Section 10.2      Entire Agreement.................................................................15
         Section 10.3      Time.............................................................................15
         Section 10.4      Attorneys' Fees..................................................................15
         Section 10.5      No Merger........................................................................15
         Section 10.6      Assignment.......................................................................16
         Section 10.7      Counterparts.....................................................................16
         Section 10.8      Governing Law....................................................................16
         Section 10.9      Interpretation of Agreement......................................................16
         Section 10.10     Amendments.......................................................................16
         Section 10.11     Drafts Not an Offer to Enter into a Legally Binding Contract.....................16
         Section 10.12     No Partnership...................................................................16
         Section 10.13     No Third Party Beneficiary.......................................................16
         Section 10.14     Exhibits.........................................................................16
         Section 10.15     Confidentiality..................................................................17
         Section 10.16     Severability.....................................................................17
         Section 10.17     DTPA Waiver; Waiver of Consumer Rights...........................................17
         Section 10.18     Abstract of Land.................................................................17
         Section 10.19     Audit Rights.....................................................................18
         Section 10.20     Tenant Estoppel Certificate......................................................18



EXHIBITS:
---------

Exhibit "A"       The Land
Exhibit "B"       Special Warranty Deed
Exhibit "C"       Bill of Sale
Exhibit "D"       Assignment of Leases, Service Contracts and Warranties
Exhibit "E"       The Designation Agreement
Exhibit "F"       Tenant Notice Letter
Exhibit "G"       As-Is Certificate
Exhibit "H"       Tenant Estoppel Certificate
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                         AGREEMENT OF PURCHASE AND SALE


         This Agreement of Purchase and Sale (the "Agreement") dated March __, 2005 (the "Effective Date"), is made and entered into by and between MARTEL OFFICE BUILDINGS I, LLC, a Delaware limited liability company ("Seller"), and HARVARD PROPERTY TRUST, LLC, a Delaware limited liability company d/b/a Behringer Harvard Funds (the "Buyer").

                                     RECITAL


         Seller is the owner of the Property (as defined below). Seller desires to sell the Property to Buyer, and Buyer desires to purchase the Property from Seller, all on the terms and conditions set forth in this Agreement. The Property is solely occupied by CitiCorp North America, Inc. ("Tenant") pursuant to the terms of that certain Lease Agreement dated September 12, 2003, by and between Associates Information Services, Inc., as landlord, and Tenant, as tenant (the "CitiCorp Lease").

         NOW, THEREFORE, Seller and Buyer hereby agree as follows:

                                    ARTICLE I

                          PURCHASE AND SALE OF PROPERTY

        Section 1.1 SALE. Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, subject to the terms, covenants and conditions set forth herein, the following:

                (a) all of Seller's right, title and interest in and to that certain tract or parcel of land situated in the County of Dallas, State of Texas, as more particularly described in EXHIBIT "A" attached hereto and made a part hereof for all purposes, and which is located at 250 & 290 East John Carpenter Freeway, Irving, Texas (the "Land");

                (b) subject to the limitations set forth elsewhere in this Agreement, all right, title and interest of Seller in and to all privileges, servitudes and easements appurtenant to Seller's interest in the Land, including, without limitation, all of Seller's right, title and interest, if any, in and to (i) any and all development rights, air rights, sewer rights and permits, water, water rights, riparian rights and water stock relating to the Land, if any, and (ii) any easements, servitudes, licenses, covenants and other rights-of-way or other appurtenances used in connection with the beneficial use and enjoyment of the Land and all of Seller's right, title and interest, if any, in and to all roads and alleys adjoining or servicing the Land (collectively, the "Appurtenances");

                (c) subject to the limitations set forth elsewhere in this Agreement, all of Seller's right, title and interest, if any, in and to all improvements and fixtures located on the Land, if any, as well as all buildings and structures presently located on the Land, if any, including, without limitation, all apparatus, equipment and appliances used in connection with the operation or occupancy of the Land or any of the foregoing improvements, such as heating and air conditioning systems and facilities used to provide any utility, refrigeration, ventilation, garbage disposal or other services, but specifically excluding certain fixtures, apparatus, equipment and appliances owned by Tenant under the CitiCorp Lease (collectively, the "Improvements").

                (d) all furniture, equipment, machinery and other tangible personal property (collectively, the "Personal Property") owned by Seller, if any, located on and used in connection with the Land or the Improvements as of the Closing Date, as defined in Section 8.2 below, including without limitation, all apparatus, equipment and appliances, but specifically excluding any personal property of Tenant under the CitiCorp Lease; and

                (e) any intangible personal property, to the extent assignable, now or hereafter owned by Seller and used in the ownership, use or operation of the Land, Improvements, or Personal Property, if any, including, without limitation; (i) the right, if any, to use any trade name now used in connection with the Property, as defined below, if any; (ii) any and all lease rights, including, without limitation, the Seller's interest in and to all leases of spaces in the Property, including, without limitation, the CitiCorp Lease (collectively, the "Leases"), the Seller's interest in all security deposits, prepaid rent, charges and other sums, if any, under the Leases, and any and all guaranties of the Leases; (iii) any and all utility contracts or other service, maintenance and utility agreements or rights relating to the ownership, use or operation of the Property, if any (the "Contracts");
        (iv) licenses, permits, approvals, certificates of occupancy, development rights, zoning rights and other approvals necessary for the current ownership, use and operation of the Land and the other Property, if any; and (v) all warranties relating to the Property, if any (collectively, the "Intangible Property").

        All of the items referred to in subparagraphs (a) through (e) above are collectively referred to herein as the "Property."

        Section 1.2     PURCHASE PRICE AND DEPOSIT.

                (a) The purchase price of the Property is TWENTY-NINE MILLION TWO HUNDRED FIFTY THOUSAND and NO/100 U.S. Dollars ($29,250,000.00) (the "Purchase Price") and shall be paid by Buyer to Seller through the Title Company (as hereinafter defined) by wire transfer in immediately available funds at the consummation of the purchase and sale contemplated hereunder (the "Closing").

                (b) Within two (2) business days following the execution of this Agreement by Buyer and Seller, Buyer will deposit in escrow with Republic Title of Texas, Inc. as agent for First American Title Insurance Company, 2626 Howell Street, 10th Floor, Dallas, Texas 75204,
        Attention: Nancy Colaluca (Telephone No. (214) 855-8855) (the "Title Company"), a cash deposit in the amount of ONE MILLION TWO HUNDRED FIFTY THOUSAND and NO/100 U.S. Dollars ($1,250,000.00) (such deposit, any additions thereto and any interest thereon, shall be referred to herein as the "Deposit"). If Buyer fails to make the Deposit as required hereunder, then Seller may, at Seller's option, terminate this Agreement upon written notice to Buyer (without opportunity for Buyer to cure). The Deposit shall be held in an interest bearing account and all interest accruing thereon shall be deemed a part of the Deposit. Except as otherwise provided in this Agreement, the Deposit shall become non-refundable. If the sale of the Property as contemplated hereunder is consummated, then the Deposit shall be paid to Seller as a credit to the cash portion of the Purchase Price. Within two (2) business days following the expiration of the Conditions Period (as herein defined), should Buyer elect to proceed with the purchase of the Property, then Buyer shall deposit with the Title Company an


                                       2
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        additional sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) to be
        held as part of the Deposit in accordance with the terms of this Agreement.

              _____________________                  ______________________
                Seller's initials                       Buyer's initials

        Section 1.3     TITLE TO THE PROPERTY.

                (a) At the Closing, Seller shall convey, transfer and assign to Buyer title to the Land, subject to the Permitted Exceptions, as defined below, by a duly executed and acknowledged Special Warranty Deed in the form attached hereto as EXHIBIT "B" and made a part hereof for all purposes (the "Deed").

                (b) At the Closing, Seller shall transfer its right, title and interest to property other than the Land and Improvements, including the Personal Property, if any, subject only to the Permitted Exceptions, by a Bill of Sale (the "Bill of Sale") and an Assignment of Leases, Service Contracts and Warranties (the "Assignment") in the forms attached hereto as EXHIBITS "C" and "D", respectively.

                                   ARTICLE II

                                   CONDITIONS

        Section 2.1 CONDITIONS PERIOD. Buyer shall have until 5:00 p.m. (Dallas, Texas time) on the date that is fifteen (15) days following the Effective Date (the "Conditions Period") to enter upon the Land for such inspections and tests of the Property as Buyer deems appropriate; provided, however, that Buyer acknowledges that its ability to inspect certain areas of the Land are limited by the terms of the CitiCorp Lease. Buyer must notify Seller at least twenty-four (24) hours before said inspections and Seller shall have the right to accompany or have a representative of Seller accompany Buyer on each such entry upon the Property. Buyer hereby agrees to (a) restore the Property to its previous condition promptly following the completion of each such inspection, and (b) indemnify and hold Seller harmless from and against all loss, cost or damage actually incurred by Seller arising out of actions taken at or in regard to the Property by Buyer or its agents, engineers or consultants. The foregoing indemnity shall survive the Closing and, if the purchase and sale contemplated hereunder is not consummated, any termination of this Agreement. Any such inspections conducted by Buyer or Buyer's agents hereunder shall not interfere with the tenants of the Property. If Seller determines, in Seller's sole discretion, that such inspections and/or tests are interfering with the tenants of the Property, Seller may terminate any right of Buyer to conduct such inspections or tests by providing written notice to Buyer. Notwithstanding anything to the contrary contained in this Agreement, Seller acknowledges that Buyer shall have the right, in its sole and absolute discretion, to terminate this Agreement by delivering to Seller written notice of termination on or before the expiration of the Conditions Period; PROVIDED, HOWEVER, THAT ANY SUCH TERMINATION SHALL NOT ENTITLE BUYER TO A RETURN OF THE DEPOSIT. Accordingly, in the event Buyer shall deliver to Seller on or before the expiration of the Conditions Period written notice of Buyer's election to terminate this Agreement pursuant to this Section 2.1, the Deposit will be immediately delivered to Seller and neither party shall have any further rights or obligations hereunder, except for the indemnification obligations contained in this Section 2.1 and
Section 6.1 below and the rights contained in Section 9.2 which shall survive the Closing and, if the


                                       3
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purchase and sale contemplated hereunder is not consummated, any termination of this Agreement.

        Section 2.2 INDEPENDENT CONSIDERATION. As independent consideration for the option to terminate this Agreement pursuant to Section 2.1 and 3.1 hereof, Buyers shall pay to Seller $100.00 concurrently with the execution and delivery of this Agreement.

                                  ARTICLE III

                                      TITLE

        Section 3.1 PRELIMINARY TITLE REPORT. Within five (5) days following the Effective Date, Seller will cause to be issued and delivered to Buyer (i) a preliminary title report (the " Title Report"), issued by the Title Company, together with copies of the documents referenced therein which create exceptions to title to the Property and (ii) a survey ("Survey") of the Property. Buyer shall have a period (the "Title Period"), expiring five (5) days following the date on which the later of the Survey or Title Report is delivered to it, in which to advise Seller in writing of those exceptions to title to the Property as shown on the Title Report and/or any matter reflected in the Survey to which Buyer objects. Any exception to title shown in the Title Report and/or any matter reflected in the Survey to which Buyer does not specifically object (by delivering written notice to Seller within such Title Period specifying the objected exception) shall be deemed to have been approved by Buyer. Seller shall have no obligation to cure or attempt to cure any of Buyer's objections to the Title Report or the Survey. In the event Seller is unable or unwilling to so cure any of Buyer's title or Survey objections, if any, Seller shall so notify Buyer in writing within three (3) days following the timely delivery to Seller of Buyer's list of objections to the title to the Property. Thereafter, Buyer may, at its option, exercised by delivering written notice to Seller within three (3) days following the date Seller delivers written notice to Buyer that Seller is unable or unwilling to cure such title objections, (i) accept title to the Property subject to the uncured objections in the Title Report and Survey raised by Buyer as permitted hereby, without an adjustment in the Purchase Price, in which event said uncured objections shall be deemed to be waived for all purposes and such uncured items shall be deemed approved by Buyer or (ii) terminate this Agreement, in which event the Deposit shall be returned to Buyer by the Title Company and this Agreement shall be of no further force or effect, except for the indemnification obligations contained in Sections 2.1 and 6.1 and the rights contained in Section 9.2 which shall survive the Closing and, if the purchase and sale contemplated hereunder is not consummated, any termination of this Agreement. If Buyer fails to give such written notice to Seller within such 3-day period, Buyer shall be deemed to have elected option (i) above. All matters disclosed in the Title Report and in the Survey which Buyer either approves or is deemed to have approved are herein referred to as the "Permitted Exceptions."

        Section 3.2 OWNER'S TITLE INSURANCE POLICY FOR THE PROPERTY. At or promptly after the Closing, Seller will cause the Title Company to deliver to Buyer an Owner Policy of Title Insurance (the "Title Policy"), at Seller's sole cost and expense, in the full amount of the Purchase Price, insuring Buyer's title to the Property, subject only to the Permitted Exceptions. Buyer shall pay for any endorsements to the Title Policy which Buyer shall require, including, without limitation, the cost associated with the deletion of the "survey exception."

                                   ARTICLE IV


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                         REPRESENTATIONS AND WARRANTIES,
                         COVENANTS, AND INDEMNIFICATIONS

        Section 4.1 REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby makes the following representations and warranties, which representations and warranties shall be true and correct as of the date of execution of this Agreement and as of the Closing Date:

                (a) Seller has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by Seller's creditors,
        (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Seller's assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Seller's assets, (v) admitted in writing its inability to pay its debts as they come due or (vi) made an offer of settlement, extension or composition to its creditors generally.

                (b) This Agreement (i) has been duly executed and delivered by Seller, (ii) is the legal, valid and binding obligation of Seller, and (iii) does not violate any provision of any agreement or judicial order to which Seller is a party or to which Seller is subject. All documents to be executed by Seller which are to be delivered to Buyer at Closing (x) at the time of Closing will be duly executed and delivered by Seller, (y) at the time of Closing will be legal, valid and binding obligations of Seller, and (z) at the time of Closing will not violate any provision of any agreement or judicial order to which Seller is a party or to which Seller is subject.

                (c) Seller is not a "foreign person" as defined in Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code") and any related regulations.

        SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE (OTHER THAN SELLER'S WARRANTY OF TITLE TO BE SET FORTH IN THE DEED), ZONING, TAX CONSEQUENCES, PHYSICAL OR ENVIRONMENTAL CONDITION, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, GOVERNMENTAL REGULATIONS, THE TRUTH, ACCURACY OR COMPLETENESS OF THE ITEMS OR ANY OTHER INFORMATION PROVIDED BY OR ON BEHALF OF SELLER TO BUYER OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY. UPON CLOSING SELLER SHALL SELL AND CONVEY TO BUYER AND BUYER SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS, WITH ALL FAULTS." EXCEPT FOR THOSE REPRESENTATIONS SET FROTH IN CLAUSES 4.1 (A) THROUGH (C) ABOVE, BUYER HAS NOT RELIED UPON AND WILL NOT RELY UPON, EITHER DIRECTLY OR INDIRECTLY, ANY REPRESENTATION OR WARRANTY OF SELLER WITH RESPECT TO THE PROPERTY OR OTHERWISE. BUYER HAS CONDUCTED OR WILL CONDUCT SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS BUYER DEEMS NECESSARY TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER. UPON


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CLOSING, BUYER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT
LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY BUYER'S INVESTIGATIONS. BUYER, UPON CLOSING, HEREBY WAIVES, RELINQUISHES AND RELEASES SELLER FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT (I.E., NEGLIGENCE AND STRICT LIABILITY), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH BUYER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER AT ANY TIME BY REASON OF OR ARISING OUT OF ANY CONSTRUCTION DEFECTS, PHYSICAL AND ENVIRONMENTAL CONDITIONS, THE VIOLATION OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER MATTERS REGARDING THE PROPERTY. BUYER, UPON CLOSING, SHALL AUTOMATICALLY INDEMNIFY AND HOLD SELLER HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT (I.E., NEGLIGENCE AND STRICT LIABILITY)), LOSS, DAMAGE, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, FIXED OR CONTINGENT, ASSERTED AGAINST OR INCURRED BY SELLER AT ANY TIME BY REASON OF OR ARISING OUT OF THE VIOLATION OF ANY APPLICABLE LAWS PERTAINING TO ANY ADVERSE PHYSICAL OR ENVIRONMENTAL CONDITION PLACED OR OCCURRING ON THE PROPERTY ON OR AFTER THE CLOSING DATE. SHOULD ANY CLEAN-UP, REMEDIATION OR REMOVAL OF HAZARDOUS SUBSTANCES OR OTHER ENVIRONMENTAL CONDITIONS ON THE PROPERTY BE REQUIRED, IT IS HEREBY UNDERSTOOD AND AGREED THAT SUCH CLEAN-UP, REMOVAL OR REMEDIATION SHALL BE THE RESPONSIBILITY OF BUYER AND BUYER SHALL CAUSE SUCH CLEAN-UP, REMOVAL OR REMEDIATION TO BE PERFORMED AT THE SOLE COST AND EXPENSE OF BUYER OR PERSONS AND/OR ENTITIES OTHER THAN SELLER. THE TERMS, CONDITIONS, OBLIGATIONS AND INDEMNITIES OF THIS SECTION 4.1 SHALL EXPRESSLY SURVIVE THE CLOSING AND NOT MERGE THEREIN.

        BUYER REPRESENTS AND WARRANTS TO SELLER THAT BUYER HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE BUYER TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT. FURTHER, BUYER ACKNOWLEDGES THAT IT IS NOT IN A DISPARATE BARGAINING POSITION RELATIVE TO SELLER WITH RESPECT TO THIS AGREEMENT.

        AS USED HEREIN, THE TERM "HAZARDOUS SUBSTANCES" SHALL MEAN ANY SUBSTANCE WHICH IS OR CONTAINS (I) ANY "HAZARDOUS SUBSTANCE" AS NOW OR HEREAFTER DEFINED IN ss.101(14) OF THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION, AND LIABILITY ACT OF 1980, AS AMENDED (42 U.S.C. ss.9601 ET SEQ.) ("CERCLA") OR ANY REGULATIONS PROMULGATED UNDER CERCLA; (II) ANY "HAZARDOUS WASTE" AS NOW OR HEREAFTER DEFINED IN THE RESOURCE CONSERVATION AND RECOVERY ACT (42 U.S.C. ss.6901 ET SEQ.) ("RCRA") OR REGULATIONS PROMULGATED UNDER RCRA; (III) ANY SUBSTANCE REGULATED BY TOXIC SUBSTANCES CONTROL ACT

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(15 U.S.C. ss.2601 ET SEQ.); (IV) GASOLINE, DIESEL FUEL, OR OTHER PETROLEUM
HYDROCARBONS; (V) ASBESTOS AND ASBESTOS CONTAINING MATERIALS, IN ANY FORM, WHETHER FRIABLE OR NON-FRIABLE; (VI) POLYCHLORINATED BIPHENYLS; (VII) RADON GAS; AND (VIII) ANY ADDITIONAL SUBSTANCES OR MATERIALS WHICH ARE NOW OR HEREAFTER CLASSIFIED OR CONSIDERED TO BE HAZARDOUS OR TOXIC UNDER ANY APPLICABLE FEDERAL OR STATE LAWS RELATING TO ANY OF THE PROPERTY. HAZARDOUS SUBSTANCES SHALL INCLUDE, WITHOUT LIMITATION, ANY SUBSTANCE, THE PRESENCE OF WHICH ON THE PROPERTY, (A) REQUIRES REPORTING, INVESTIGATION OR REMEDIATION UNDER APPLICABLE LAW, (B) CAUSES OR THREATENS TO CAUSE A NUISANCE ON THE PROPERTY OR ADJACENT PROPERTY OR POSES OR THREATENS TO POSE A HAZARD TO THE HEALTH OR SAFETY OF PERSONS ON THE PROPERTY OR ADJACENT PROPERTY; OR (C) WHICH, IF IT EMANATED OR MIGRATED FROM THE PROPERTY, COULD CONSTITUTE A TRESPASS.

        NOTHING CONTAINED IN THIS SECTION 4.1 SHALL CHANGE OR LIMIT ANY OF SELLER'S EXPRESS REPRESENTATIONS OR WARRANTIES SET FORTH HEREIN OR ANY OF BUYER'S RIGHTS OR REMEDIES ARISING AS A RESULT OF ANY BREACH OF ANY SUCH EXPRESS REPRESENTATION OR WARRANTY OF SELLER.

              _____________________                  ______________________
                Seller's initials                       Buyer's initials

        Section 4.2 SURVIVAL OF SELLER'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of Seller contained in Section 4.1 hereof shall survive the Closing for a period of six (6) months after the Closing; provided, that if Buyer notifies Seller during such six-month period that any representation or warranty of Seller has been breached during such six-month period, then Buyer shall have until the later of (i) a period of three (3) months following the date of notification of Seller by Buyer and (ii) the expiration of such six-month period in which to initiate a lawsuit against Seller with respect to such a breach. Any claim which Buyer may have at any time against Seller for breach of any such representation or warranty, whether known or unknown, which is not asserted by written notice to Seller within such six-month period shall not be valid or effective, and Seller shall have no liability with respect thereto.

        Section 4.3 REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer hereby makes the following representations and warranties, which representations and warranties shall be true and correct as of the date of execution of this Agreement and as of the Closing:

                (a) Buyer has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by Buyer's creditors,
        (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Buyer's assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Buyer's assets,
        (v) admitted in writing its inability to pay its debts as they come due or (vi) made an offer of settlement, extension or composition to its creditors generally.

                (b) This Agreement (i) has been duly executed and delivered by Buyer, (ii) is the legal, valid and binding obligation of Buyer, and
        (iii) does not violate any provision of any agreement or judicial order to which Buyer is a party or to which Buyer is subject.

        All documents to be executed by Buyer which are to be delivered to Seller at Closing (x) at the time of Closing will be duly executed and delivered by Buyer, (y) at the time of Closing will be legal, valid and binding obligations of Buyer, and (z) at the time of Closing will not violate any provision of any agreement or judicial order or applicable securities statutes to which Buyer is a party or to which Buyer is subject.

                (c) The financial and other information concerning Buyer which has been or will be provided to Seller is true, correct and complete to the best of Buyer's knowledge after reasonable investigation.

        Section 4.4 SURVIVAL OF BUYER'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of Buyer contained herein shall survive the Closing for a period of six (6) months after the Closing; provided, that if Seller notifies Buyer during such six-month period that any representation or warranty of Buyer has been breached during such six-month period, then Seller shall have until the later of (i) a period of three (3) months following the date of such notification of Buyer by Seller and (ii) the expiration of such six-month period in which to initiate a lawsuit against Buyer with respect to such a breach. Any claim which Seller may have at any time against Buyer for breach of any such representation or warranty, whether known or unknown, which is not asserted by written notice to Buyer within such six-month period shall not be valid or effective, and Buyer shall have no liability with respect thereto.

        Section 4.5     BUYER'S COVENANTS AND SELLER'S CONDITION.

                (a) Buyer shall promptly notify Seller in writing of any event or circumstance of which Buyer actually becomes aware that materially affects the truth of any of Buyer's representations and warranties herein.

                (b) It shall be a condition to Seller's obligation to sell the Property that as of the date of Closing there shall be no material breach by Buyer of any of the covenants, undertakings or agreements to be performed by Buyer prior to or at Closing pursuant to the terms of this Agreement other than such matters as shall have been cured by Buyer; and that each representation and warranty made in this Agreement by Buyer shall be true in all material respects both at the time made and as of the date of Closing. If any of the foregoing conditions are not satisfied or waived as of the date of Closing, Seller may, by written notice given to Buyer at or before the Closing, elect either to
        (i) terminate this Agreement or (ii) waive such condition. If Seller elects to terminate this Agreement as a result of Buyer's default, the Deposit shall be immediately paid to Seller by the Title Company and neither party shall have any further rights or obligations hereunder, except for the indemnification obligations set forth in Sections 2.1 and 6.1, and the rights contained in Section 9.2 below, which shall survive the Closing and, if the purchase and sale is not consummated, any termination of this Agreement.

        Section 4.6     SELLER'S COVENANTS AND BUYER'S CONDITION.

                (a) Seller shall promptly notify Buyer in writing of any event or circumstance of which Seller actually becomes aware that materially affects the truth of any of Seller's representations and warranties herein.

                (b) It shall be a condition to Buyer's obligation to purchase the Property that as of the date of Closing there shall be no material breach by Seller of any of the covenants, undertakings or agreements to be performed by Seller prior to or at Closing pursuant to the terms of this Agreement other than such matters as shall have been cured by Seller; and that each representation and warranty made in this Agreement by Seller, as supplemented pursuant to Section 4.6(a) hereof, shall be true in all material respects both at the time made and as of the date of Closing. If any of the foregoing conditions are not satisfied or waived as of the date of Closing, Buyer may, by written notice given to Seller at or before the Closing, elect either to (i) terminate this Agreement or (ii) waive such condition. If Buyer elects to terminate this Agreement, pursuant to this subparagraph 4.6(b), the Deposit shall be promptly paid to Buyer by the Title Company and neither party shall have any further rights or obligations hereunder, except the indemnification obligations set forth in Sections 2.1 and 6.1, and the rights contained in Section 9.2 below which shall survive the Closing and, if the purchase and sale contemplated hereunder is not consummated, any termination of this Agreement.

        Section 4.7 SELLER'S MANAGEMENT AGREEMENT. Seller's existing Management Agreement relating to the Property and which is with Stream Realty shall not bind Buyer or the Property subsequent to the Closing.

                                    ARTICLE V

                                     DAMAGE

        Section 5.1 MINOR LOSS. In the event of any damage to the Property or destruction or condemnation of any portion thereof occurring subsequent to the date hereof and prior to Closing, Seller shall promptly notify Buyer in writing of such occurrence. Buyer shall be bound to purchase the Property for the full Purchase Price as required by the terms hereof, without regard to the occurrence or effect of any such damage to the Property or destruction of any improvements thereon or condemnation of any portion of the Property occurring from and after the date of this Agreement, provided that: (a) in Seller's reasonable judgment, the cost to repair any such damage or destruction, or the diminution in the value of the remaining Property as a result of a partial condemnation, does not exceed One Million and No/100 Dollars ($1,000,000.00), and (b) upon the Closing, there shall be a credit against the Purchase Price due hereunder equal to the amount of any insurance proceeds or condemnation awards actually paid to Seller (including, any rent loss insurance proceeds attributable to periods occurring after the Closing), and an assignment by Seller to Buyer of any unpaid insurance proceeds paid to Seller, as a result of any such damage or destruction or condemnation occurring after execution hereof and before Closing, less any amounts actually expended by Seller in collecting any such proceeds or awards or in repairing or restoring the Property. Buyer and Seller agree that Section 5.07 of the Texas Property Code and the Uniform Vendor-Purchaser Risk of Loss Act shall not apply to this Agreement.

        Section 5.2 MAJOR LOSS. In the event the cost to repair, in Seller's reasonable judgment, of any damage to the Property or destruction or condemnation of any portion thereof occurring subsequent to the date hereof and prior to Closing exceeds or equals One Million and No/100 Dollars ($1,000,000.00), then Buyer may, at its sole option to be exercised by the earlier of the Closing Date or five (5) days after delivery of Seller's written notice to Buyer of the occurrence of the damage or destruction or the commencement of condemnation proceedings, elect to terminate this Agreement by providing written notice to Seller. If Buyer timely elects to terminate this Agreement, then the Deposit shall be returned to Buyer and neither party shall have any further rights or obligations hereunder, except for the indemnification obligations contained in Sections 2.1 and 6.1 of this Agreement and the rights contained in Section 9.2 of this Agreement which shall survive the Closing and, if the purchase and sale contemplated hereunder is not consummated, any termination of this Agreement. If Buyer shall not have timely elected to terminate this Agreement pursuant to this
Section 5.2, then, subject to the other terms of this Agreement, the parties shall consummate the purchase of the Property for the full Purchase Price as required by the terms hereof and upon the Closing, there shall be a credit against the Purchase Price due hereunder equal to the amount of any insurance proceeds or condemnation awards actually paid to Seller, and an assignment by Seller to Buyer of any unpaid insurance proceeds due to Seller (including, any rent loss insurance proceeds attributable to periods occurring after the Closing) as a result of any such damage or destruction or condemnation occurring after execution hereof and before Closing, less any amounts actually expended by Seller in collecting any such proceeds or awards or in repairing or restoring the Property. Buyer and Seller agree that Section 5.07 of the Texas Property Code and the Uniform Vendor-Purchaser Risk of Loss Act shall not apply to this Agreement.

                                   ARTICLE VI

                              BROKERS AND EXPENSES

        Section 6.1 BROKERS. The parties represent and warrant to each other that, with the exception of a commission payable by Seller to Cushman & Wakefield of Texas, Inc. pursuant to separate written agreement (the "Broker"), such commission being due and payable only in the event the sale of the Property pursuant to this Agreement actually closes in accordance with the terms hereof and the Purchase Price is unconditionally paid to Seller, no broker or finder was instrumental in arranging or bringing about this transaction and that there are no claims or rights for brokerage commissions or finder's fees in connection with the transaction contemplated by this Agreement. If any person (other than the Broker) brings a claim for a commission or finder's fee based upon any contact, dealings or communication with Buyer or Seller, then the party through whom such person makes his claim shall defend the other party (the "Indemnified Party") from such claim, and shall indemnify the Indemnified Party and hold the Indemnified Party harmless from any and all costs, damages, claims, liabilities or expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by the Indemnified Party in defending against the claim. The provisions of this Section 6.1 shall survive the Closing or, if the purchase and sale is not consummated, any termination of this Agreement.

        Section 6.2 EXPENSES. Except as provided in Section 8.4(b) below or elsewhere in this Agreement, each party hereto shall pay its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

                                  ARTICLE VII

                           LEASES AND OTHER AGREEMENTS

        Section 7.1 LEASING COSTS. Subject to the terms and provisions herein and of Section 8.4 below, Seller shall be responsible for all costs which are payable prior to Closing with respect to Leases of space in the Property, and Buyer shall be responsible for all costs which are payable after Closing with respect to Leases of space in the Property.

        Section 7.2 TENANT NOTICE LETTER. At the Closing, Seller shall furnish Buyer with a signed notice to be given to each tenant of the Property in the form attached hereto as EXHIBIT "F" and made a part hereof (the "Tenant Notice Letter"). The Tenant Notice Letter shall disclose that the Property has been sold to Buyer and that, after the Closing, all rents should be paid to Buyer (except to the extent provided otherwise in Section 8.4(a)(i) below).

        Section 7.3 BUYER'S CONSENT REQUIRED. During the period from the date of expiration of the Conditions Period to and including the Closing Date, Seller shall not, without the prior written consent of Buyer:

                (a) Terminate or accept a partial or total surrender or suffer or permit any termination or partial or total surrender of any Lease other than in the ordinary course of business, except in the case of default.

                (b) Assign, transfer, make subject to any lien or encumbrance or hypothecate any Rents or right to Rents or any part thereof, or any other rights of Seller under the Leases, whether then due or to accrue in the future.

                                  ARTICLE VIII

                               CLOSING AND ESCROW

        Section 8.1 ESCROW INSTRUCTIONS. Seller and Buyer agree to execute such escrow instructions as may be appropriate to enable the Title Company to comply with the terms of this Agreement.

        Section 8.2 CLOSING. The Closing hereunder shall be held (either by mail or in person), and delivery of all items to be made at the Closing under the terms of this Agreement shall be made (either by mail or in person), at the offices of the Title Company, or such other place mutually agreed to by the parties, on or before April 4, 2005, or on such other date and time as Buyer and Seller may mutually agree upon in writing (the "Closing Date").

        Section 8.3     DEPOSIT OF DOCUMENTS.

                (a) At or before the Closing, Seller shall deposit into escrow with the Title Company the following items: (i) one (1) duly executed and acknowledged original of the Deed;

                        (ii) an affidavit pursuant to Section 1445(b)(2) of the Code in a form complying with the requirements of the Code, and on which Buyer is entitled to rely, that Seller is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code ("Non-Foreign Affidavit");

                        (iii)   three (3) executed originals of the Assignment;

                        (iv) an executed Tenant Notice Letter (in the form of EXHIBIT "F") for each Tenant of the Property; and

                        (v) three (3) executed originals of the Bill of Sale (in the form of EXHIBIT "C").

                (b) At or before Closing, Buyer shall deposit into escrow with the Title Company and/or cause the Title Company to issue and deliver to Seller the following items:

                        (i) immediately available funds necessary to close this transaction, subject to any adjustments to be made pursuant to the terms and provisions of this Agreement;

                        (ii)    three (3) executed originals of the Assignment;

                        (iii) three (3) executed originals of the Bill of Sale;

                        (iv) an executed Tenant Notice Letter for each tenant of the Property; and

                        (v) three (3) executed originals of an As-Is Certificate in the form attached hereto as Exhibit "G".

                (c) Buyer and Seller shall each deposit such other instruments as are reasonably required by the Title Company or otherwise required to close the purchase and sale of the Property in accordance with the terms hereof, including, without limitation, an agreement (the "Designation Agreement") designating the Title Company as the "Reporting Person" for the transaction pursuant to Section 6045(e) of the Code and the regulations promulgated thereunder, and executed by Seller, Buyer and the Title Company. The Designation Agreement shall be substantially in the form attached hereto as EXHIBIT "E" and, in any event, shall comply with the requirements of Section 6045(e) of the Code and the regulations promulgated thereunder.

        Section 8.4     PRORATIONS.

                (a) The following shall all be prorated as of 12:01 a.m. on the date of Closing, on the basis of a 365-day year: (i) rents, and all other income from the Property, if any, including, without limitation, any additional charges, prepaid rent, if any, and any other expenses payable under the Leases, if any, all as and when actually collected (whether such collection occurs prior to, on, or after the Closing
        Date); (ii) real property taxes and assessments for the year in which the Closing occurs, (iii) water, sewer and utility charges, (iv) amounts payable under any service contracts for the month in which the Closing occurs and prior months, (v) annual permits and/or inspection fees (calculated on the basis of the period covered), and (vi) any other expenses relating to the operation and maintenance of the Property. For three (3) months following the Closing, Buyer shall include all rent arrearages, if any, on Buyer's monthly invoices or billings to tenants and promptly deliver to Seller any such rent arrearages that relate to periods prior to the Closing if and when collected by Buyer; PROVIDED, HOWEVER, that Rents received by Buyer after the Closing Date shall be first applied to Rents accruing after the Closing

        Date, and then to Rents accruing prior thereto. Buyer shall be under no obligation to recover for the benefit of Seller any unpaid Rents owing by tenants for periods prior to Closing Date. Seller shall have the right before the Closing, to take such action as Seller deems appropriate to recover any unpaid Rents for periods prior to the date of Closing, and after the date of Closing, Seller may pursue any and all remedies available to Seller in law or equity to recover unpaid Rents for periods prior to the date of Closing. The amount of any security or other deposits as actually collected, IF ANY, or similar fees paid by tenants under the Leases, as to the extent actually collected, shall be credited against the cash portion of the Purchase Price; accordingly, Seller shall retain the deposit and/or similar fees paid by tenants under the Leases, as actually collected, and Buyer shall be responsible for handling all security deposits of the tenants of the Property in accordance with the Leases and applicable law. Seller shall retain all utility deposits, if any. Seller and Buyer hereby agree that if any of the aforesaid prorations cannot be calculated accurately on the Closing Date, then the same shall be calculated within thirty (30) days after the Closing Date, or as soon as sufficient information is available to permit the parties to accurately calculate such proration(s), and either party owing the other party a sum of money based on such subsequent proration(s) shall pay said sum to the other party within ten (10) days after such calculation is made; PROVIDED, HOWEVER, that the tax prorations and assessments referenced in Section (ii) herein shall be final as of the Closing Date. Notwithstanding anything to the contrary contained herein, to the extent any of the foregoing Property-level expenses are the responsibility of Tenant pursuant to the terms of the CitiCorp Lease, then such expense items shall NOT be prorated --- between Seller and Buyer at Closing.

                (b) Seller shall pay the premium for the Title Policy without extended coverage or endorsement and without any additional premium to delete the so-called "survey exception," if any. Buyer shall pay the premiums for any endorsements to the Title Policy which Buyer requests. Escrow fees shall be split evenly between Buyer and Seller each paying half. Recording charges, transfer taxes and any other expenses of the escrow for the sale shall be paid by Buyer. All costs and charges described in this paragraph shall be paid at Closing. Any bills received after the Closing and not previously prorated in escrow shall be divided as provided herein, and shall be paid promptly upon receipt of a bill therefor. Seller shall pay for the costs of the Survey. Buyer shall pay any and all taxes related to any change in use of the Property.

                                   ARTICLE IX

                       PROVISIONS WITH RESPECT TO DEFAULT

        Section 9.1 DEFAULT BY SELLER. In the event Seller fails to consummate the transactions contemplated herein for any reason (except in the event of a breach or violation by Buyer of any representation or warranty of Buyer set forth herein, a failure by Buyer to perform its obligations hereunder or to consummate the transactions contemplated herein or the termination hereof pursuant to a right granted to Buyer or Seller hereunder to do so) or if Seller has breached a representation or warranty that prevents the consummation of the purchase and sale, Buyer may terminate this Agreement by notifying Seller thereof in writing, and thereupon shall be entitled to a return of the Deposit (and all interest accrued thereon) and liquidated damages from the Seller of One Million Dollars ($1,000,000.00) (the "Liquidated Damages"), as its sole and exclusive remedy and relief hereunder. Seller and Buyer agree that Buyer's damages resulting from

Seller's default are difficult, if not impossible, to determine and that the Liquidated Damages are a fair estimate of those damages which have been agreed to in an effort to cause the amount of those damages to be certain. Seller shall not be liable to Buyer for any actual, punitive, speculative, consequential or other damages (other than the Liquidated Damages).

        Section 9.2 DEFAULT BY BUYER. IF THE SALE AND PURCHASE OF THE PROPERTY CONTEMPLATED BY THIS AGREEMENT IS NOT CONSUMMATED BECAUSE OF BUYER'S DEFAULT, SELLER SHALL TERMINATE THIS AGREEMENT BY NOTIFYING BUYER THEREOF, AND THEREUPON SHALL BE ENTITLED TO THE DEPOSIT. IT IS HEREBY AGREED THAT SELLER'S DAMAGES IN THE EVENT OF A DEFAULT BY BUYER HEREUNDER ARE UNCERTAIN AND EXTREMELY DIFFICULT TO ASCERTAIN, AND THAT THE DEPOSIT CONSTITUTES A REASONABLE PRE-ESTIMATE OF SUCH DAMAGES AND SELLER'S RETENTION THEREOF IS INTENDED NOT AS A PENALTY, BUT AS FULL LIQUIDATED DAMAGES. THE RIGHT TO RETAIN THE DEPOSIT AS FULL LIQUIDATED DAMAGES IS SELLER'S SOLE AND EXCLUSIVE REMEDY IN THE EVENT OF DEFAULT HEREUNDER BY BUYER, EXCEPT, HOWEVER, FOR THE INDEMNIFICATION OBLIGATIONS OF BUYER UNDER THIS AGREEMENT, FOR THE BREACH OF WHICH SELLER MAY EXERCISE ANY AND ALL RIGHTS OR REMEDIES AVAILABLE AT LAW OR IN EQUITY.

              _____________________                  ______________________
                Seller's initials                       Buyer's initials

                                   ARTICLE X

                                  MISCELLANEOUS

        Section 10.1 NOTICES. Any notices required or permitted to be given hereunder shall be given in writing and shall be delivered either (a) in person, including, without limitation, delivery by a courier that provides a receipt,
(b) by certified mail, postage prepaid, return receipt requested, (c) by a commercial overnight courier that guarantees next day delivery and provides a receipt, or (d) by telefacsimile, provided such notice is also given in one of the methods described in clauses (a)-(c) above, and such notices shall be addressed as follows:

         To Seller:             Martel Office Buildings I, LLC
                                c/o BSB Capital
                                6000 Legacy Drive, 2 East
                                Plano, Texas  75024
                                Attn:  Steve Williams
                                Fax No.:  (469) 467-5293
                                Tel No.:  (469) 467-5500

         with a copy to:        Jenkens & Gilchrist, A Professional Corporation
                                1445 Ross Avenue, Suite 3200
                                Dallas, Texas  75202
                                Attn: Howard E. Schreiber, Esq.
                                Fax No.:  (214) 855-4300
                                Tel No.: (214) 855-4370

         To Buyer:              Harvard Property Trust, LLC
                                d/b/a Behringer Harvard Funds
                                15601 Dallas Parkway, Suite 600
                                Addison, Texas 75001
                                Attn:  Jon Dooley
                                Fax No.:  (214) 655-1610
                                Tel No.:  (214) 655-1600

         with a copy to:        Powell & Coleman, L.L.P.
                                8080 N. Central Expressway, Suite 1380
                                Dallas, Texas 75206
                                Attn:  Patrick M. Arnold, Esq.
                                Fax No.:  (214) 373-8768
                                Tel No.:  (214) 890-7108

or to such other address as either party may from time to time specify in writing to the other party. Any notice shall be effective only upon delivery and in the case of a telefacsimile notice only upon the receipt of confirmation of the successful transmission of such notice.

        Section 10.2 ENTIRE AGREEMENT. This Agreement, together with the Exhibits hereto, contains all representations, warranties and covenants made by Buyer and Seller and constitutes the entire understanding between the parties hereto with respect to the subject matter hereof. Any prior correspondence, memoranda, letters of intent or agreements are replaced in total by this Agreement together with the Exhibits hereto.

        Section 10.3 TIME. Time is of the essence in the performance of each of the parties respective obligations contained herein. In the event that a date for performance of any obligation under this Agreement or expiration of any time period falls on a Saturday, Sunday or a holiday on which national banks are required to be closed, the date for performance of such obligation or expiration of such time period shall be adjusted to be the next occurring calendar day which is not a Saturday, Sunday or bank holiday.

        Section 10.4 ATTORNEYS' FEES. If either party hereto fails to perform any of its obligations under this Agreement or if any dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Agreement, then the party prevailing in any litigation relating to such dispute, which is not appealed or appealable, shall be entitled to recover, and the non-prevailing party will pay, in such dispute, as the case may be, any and all reasonable costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

        Section 10.5 NO MERGER. The obligations contained herein shall not merge with the transfer of title to the Property but shall remain in effect until fulfilled in accordance with the terms hereof.

        Section 10.6 ASSIGNMENT. Buyer's rights and obligations hereunder shall not be assignable without the prior written consent of Seller. Any assignment without the prior written consent of Seller shall be void. Notwithstanding the foregoing, Buyer shall have the right to assign this Agreement to an Affiliate (as herein defined) without first obtaining Seller's prior written consent; provided, however, that any such assignment shall not release Buyer from its indemnification obligations set forth herein. As used herein, the term "Affiliate" shall mean: (1) an entity that controls, is controlled by, or is under common control with Buyer; (2) any partnership in which Buyer or Buyer's controlling member is the general partner; (3) any fund or entity sponsored by Buyer; or (4) any entity that retains Buyer or any entity affiliated with Buyer to manage the Property

        Section 10.7 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

        Section 10.8 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

        Section 10.9 INTERPRETATION OF AGREEMENT. The article, section and other headings of this Agreement are for convenience of reference only and shall not be construed to affect the meaning of any provision contained herein. Where the context so requires, the use of the singular shall include the plural and vice versa and the use of the masculine shall include the feminine and the neuter. The term "Person" shall include any individual, partnership, joint venture, corporation, trust, unincorporated association, any other entity and any government or any department or agency thereof, whether acting in an individual, fiduciary or other capacity.

        Section 10.10 AMENDMENTS. This Agreement may be amended or modified only by a written instrument signed by Buyer and Seller.

        Section 10.11 DRAFTS NOT AN OFFER TO ENTER INTO A LEGALLY BINDING CONTRACT. The parties hereto agree that the submission of a draft of this Agreement by one party to another is not intended by either party to be an offer to enter into a legally binding contract with respect to the purchase and sale of the Property. The parties shall be legally bound with respect to the purchase and sale of the Property pursuant to the terms of this Agreement only if and when both Seller and Buyer have fully executed and delivered to each other a counterpart of this Agreement, including, without limitation, all Exhibits hereto.

        Section 10.12 NO PARTNERSHIP. The relationship of the parties hereto is solely that of seller and buyer with respect to the Property and no joint venture or other partnership exists between the parties hereto. Neither party has any fiduciary relationship hereunder to the other.

        Section 10.13 NO THIRD PARTY BENEFICIARY. The provisions of this Agreement are not intended to benefit any third parties.

        Section 10.14 EXHIBITS. The exhibits specified in the Table of Contents are attached to this Agreement and by this reference made a part hereof and are subject to revision prior to Closing.

        Section 10.15 CONFIDENTIALITY. The parties hereto covenant and agree that they shall not communicate the terms or any other aspects of this transaction (including any of the due diligence materials delivered to Buyer by Seller or Seller's agents) prior to the Closing with any person or entity other than the Title Company and the other party and their respective agents, consultants, attorneys, financial advisors, accountants, and employees, and shall treat the terms of this Agreement in a confidential manner. However, notwithstanding the foregoing provisions or any other provision in this Agreement, (a) the foregoing covenant of confidentiality shall not be applicable to any information published by Seller as public knowledge or otherwise available in the public domain; and (b) Buyer shall be permitted to disclose such information as may be recommended by Buyer's legal counsel in order to comply with all financial reporting, securities laws and other legal requirements applicable to Buyer, including any required disclosures to the Securities and Exchange Commission, so long as such disclosure does not cause a default under the CitiCorp Lease.

        Section 10.16 SEVERABILITY. If any provision of this Agreement, the deletion of which would not materially adversely affect the material benefits receivable by any party hereunder or substantially increase the burden of any party hereto, shall be held to be, invalid or unenforceable to any extent, the same shall not affect in any respect whatsoever the validity or enforceability of the remainder of this Agreement.

        Section 10.17 DTPA WAIVER; WAIVER OF CONSUMER RIGHTS. BUYER HEREBY REPRESENTS AND WARRANTS TO SELLER THAT (A) BUYER IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION, (B) BUYER IS REPRESENTED BY LEGAL COUNSEL, (C) BUYER IS SEEKING TO ACQUIRE THE PROPERTY, WHICH WILL NOT BE USED AS A FAMILY RESIDENCE, FOR A CONSIDERATION THAT EXCEEDS $500,000, AND (D) BUYER IS A SOPHISTICATED REAL ESTATE INVESTOR AND HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THIS TRANSACTION AND/OR HAS ASSETS OF $25 MILLION OR MORE OR IS OWNED OR CONTROLLED BY AN ENTITY WITH ASSETS OF $25 MILLION OR MORE. BUYER HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS, REMEDIES AND BENEFITS UNDER THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT (SECTIONS 17.41 AND FOLLOWING OF THE TEXAS BUSINESS AND COMMERCE CODE) (THE "DTPA"), A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS AND ANY OTHER SIMILAR CONSUMER PROTECTION LAW, WHETHER FEDERAL, STATE OR LOCAL. AFTER CONSULTATION WITH AN ATTORNEY OF BUYER'S OWN SELECTION, BUYER VOLUNTARILY CONSENTS TO THIS WAIVER. BUYER COVENANTS NOT TO SUE SELLER UNDER THE DTPA OR ANY SUCH SIMILAR CONSUMER PROTECTION LAW. IN ANY EVENT, BUYER AND SELLER ACKNOWLEDGE THAT THIS TRANSACTION IS EXEMPTED FROM THE DTPA AS PROVIDED IN SECTIONS 17.49(f) AND (g) OF THE DTPA.

        Section 10.18 ABSTRACT OF LAND. Buyer acknowledges that at the time of the execution of this Agreement, Broker advised Buyer in writing that Buyer should have the abstract covering the Property examined by an attorney selected by Buyer or that Buyer should be furnished with or obtain a policy of title insurance.

        Section 10.19 AUDIT RIGHTS. Buyer has advised Seller that Buyer desires to prepare up to three (3) years of audited financial statements in respect of the Property in compliance with the policies of Buyer and certain laws and regulations, including, without limitation, Securities and Exchange Commission Regulation S-X, Rule 3-14. Seller agrees to use reasonable efforts to cooperate with Buyer's auditors in the preparation of such audited financial statements (it being understood and agreed that the foregoing covenant shall survive the Closing). Without limiting the generality of the preceding sentence
(i) Seller shall, during normal business hours, allow Buyer's auditors reasonable access to such books and records (excluding the Confidential Information) maintained by Seller (and Seller's manager of the Property) in respect of the Property as necessary to prepare such audited financial statements; (ii) Seller shall use reasonable efforts to provide to Buyer such financial information and supporting documentation as are necessary for Buyer's auditors to prepare audited financial statements; (iii) Seller will make available for interview by Buyer and Buyer's auditors the manager of the Property or other agents or representatives of Seller responsible for the day-to-day operation of the Property and the keeping of the books and records in respect of the operation of the Property; and (iv) if Seller has audited financial statements with respect to the Property, Seller shall promptly provide Buyer's auditors with a copy of such audited financial statements. If after the Closing Date Seller obtains an audited financial statement in respect of the Property for a fiscal period prior to the Closing Date that was not completed as of the Closing Date, then Seller shall promptly provide Buyer with a copy of such audited financial statement, and the foregoing covenant shall survive Closing. Notwithstanding the foregoing, Buyer acknowledges that (a) Seller acquired the Property on September 12, 2003 and (b) pursuant to the CitiGroup Lease most property-level functions are performed and paid for by Tenant, and accordingly Seller has limited property-level records which might assist Buyer in preparing the audited financial statements that Buyer requires.

        Section 10.20 TENANT ESTOPPEL CERTIFICATE. Following the execution of this Agreement, Seller covenants to use commercially reasonable efforts to obtain an estoppel from the sole tenant at the Property, CitiCorp North America, Inc., such estoppel to be in the form of Exhibit "H" attached hereto. In the event that Seller is unable to obtain such estoppel certificate then Buyer may elect not to close the subject purchase transaction and may elect to terminate this Agreement provided Buyer gives written notice of termination to Seller on or prior to the earlier of (i) two (2) business days following the date Seller notifies Buyer Seller will not be able to obtain an estoppel certificate in the form attached hereto as EXHIBIT "H" or (ii) the date of the Closing. Buyer acknowledges, however, that Seller's failure to obtain such estoppel certificate shall not constitute an event of default by Seller hereunder and, even if Buyer shall terminate this Agreement as provided above in this Section, Seller shall be entitled to retain the Deposit (and all interest earned thereon) in the event that Buyer elects to terminate this Agreement and not to close the subject purchase hereunder as a result of Seller's inability to obtain such tenant estoppel. Buyer further acknowledges that the form of Tenant estoppel attached hereto, at Buyer's request, is broader in scope than the estoppel obligation set forth in the CitiGroup Lease.

        The parties hereto have executed this Agreement as of the date first written above.

                                        SELLER:

                                        MARTEL OFFICE BUILDINGS I, LLC,
                                        a Delaware limited liability company



                                        By:
                                           -------------------------------------
                                           D. Andrew Beal
                                           Sole Manager


                                        BUYER:

                                        HARVARD PROPERTY TRUST, LLC,
                                        a Delaware limited liability company
                                        d/b/a Behringer Harvard Funds


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                          JOINDER OF THE TITLE COMPANY


        The Title Company joins in the execution of this Agreement for the sole purpose of acknowledging the Title Company's receipt of an executed copy of this Agreement.

                                        REPUBLIC TITLE OF TEXAS, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                              JOINDER OF THE BROKER


        The Broker(s) join in the execution of this Agreement for the sole purpose of evidencing its agreement with the provisions of Section 6.1 hereto.

                                        CUSHMAN & WAKEFIELD OF TEXAS, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                   EXHIBIT "A" TO PURCHASE AND SALE AGREEMENT


                                    THE LAND


                                [TO BE INSERTED]

                  EXHIBIT "B" TO PURCHASE AND SALE AGREEMENT


                              SPECIAL WARRANTY DEED

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER

STATE OF TEXAS          SS.
                        SS.        KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS        SS.

        THAT MARTEL OFFICE BUILDINGS I, LLC, a Delaware limited liability company ("Grantor"), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration to it paid by HARVARD PROPERTY TRUST, LLC, a Delaware limited liability company d/b/a Behringer Harvard Funds ("Grantee"), the receipt and sufficiency of which are hereby acknowledged and confessed by Grantor, has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does hereby GRANT, BARGAIN, SELL and CONVEY unto
Grantee:

                (a) that certain tract or parcel of land situated in the City of Irving, County of Dallas, State of Texas, as more particularly described in EXHIBIT "A" attached hereto and made a part hereof for all purposes (the "Land");

                (b) all right, title and interest of Seller, if any, in and to all privileges and easements appurtenant to Seller's interest in the Land, including, without limitation, all of Seller's right, title and interest, if any, in and to (i) all minerals, if any, oil, gas and other hydrocarbon substances on and under the Land, if any, (ii) any and all development rights, air rights, sewer rights and permits, water, water rights, riparian rights and water stock relating to the Land, if any, and (iii) any easements, licenses, covenants and other rights-of-way or other appurtenances used in connection with the beneficial use and enjoyment of the Land and all of Seller's right, title and interest, if any, in and to all roads and alleys adjoining or servicing the Land (collectively, the "Appurtenances");

                (c) all right, title and interest of Seller, if any, in and to all improvements and fixtures located on the Land, if any, as well as all buildings and structures presently located on the Land, if any, including, without limitation, all apparatus, equipment and appliances used in connection with the operation or occupancy of the Land or any of the foregoing improvements, such as heating and air conditioning systems and facilities used to provide any utility, refrigeration, ventilation, garbage disposal or other services (collectively, the "Improvements").

(the Land, all right, title and interest of Grantor in and to the Improvements and such rights and Appurtenances being hereinafter referred to collectively as the "Property").

        This conveyance is made and accepted subject, subordinate and inferior to all leases affecting any of the Property and all easements, covenants and the other matters and exceptions set forth on EXHIBIT "B", attached hereto and made a part hereof for all purposes (the "Permitted Exceptions").

        TO HAVE AND TO HOLD the Property, subject to the Permitted Exceptions, unto Grantee, its successors and assigns, forever, and Grantor does hereby bind itself, its successors and assigns, to WARRANT and FOREVER DEFEND all and singular the Property, subject to the Permitted Exceptions, unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Grantor, but not otherwise.

        The Property is sold and conveyed by Grantor and accepted by Grantee AS IS, WHERE IS AND WITH ALL FAULTS, and the provisions of Section 4.1 of that certain Agreement of Purchase and Sale dated , by and between Grantor and Grantee, pursuant to which this conveyance is being effected, are incorporated herein by this reference and made a part hereof.

        IN WITNESS WHEREOF, Grantor has caused this Special Warranty Deed to be effective as of the ____ day of April, 2005.

                                        GRANTOR:

                                        MARTEL OFFICE BUILDINGS I, LLC,
                                        a Delaware limited liability company



                                        By:
                                           -------------------------------------
                                           D. Andrew Beal
                                           Sole Manager

THE STATE OF TEXAS         ss.
                           ss.
COUNTY OF COLLIN           ss.

        On this ____ day of _________, 2005, before me personally appeared D. Andrew Beal, to me personally known, who, being by me duly sworn, did say that he is the Sole Manager of MARTEL OFFICE BUILDINGS I, LLC, a Delaware limited liability company, and that the seal affixed to the foregoing instrument is the corporate seal of said bank and that said instrument was signed and sealed on behalf of said bank by authority of its Board of Directors, and acknowledged said instrument to be the free act and deed of said bank.

        IN WITNESS WHEREOF, I hereunto set my hand and affixed my official seal at my office in __________________________ the day and year last above written.


                (SEAL)
                                        ________________________________________
                                        Printed Name:___________________________
                                        Notary Public in and for said State
                                        Commissioned in __________ County

                                   EXHIBIT "A"


                                    THE LAND

                                [TO BE INSERTED]

                                   EXHIBIT "B"


                            THE PERMITTED EXCEPTIONS

                        [TO BE INSERTED PRIOR TO CLOSING]

                   EXHIBIT "C" TO PURCHASE AND SALE AGREEMENT


                                  BILL OF SALE

        THIS BILL OF SALE (this "Bill of Sale") is made and entered into as of the ______ day of April, 2005, by and between MARTEL OFFICE BUILDINGS I, LLC, a Delaware limited liability company ("Assignor") and HARVARD PROPERTY TRUST, LLC, a Delaware limited liability company d/b/a Behringer Harvard Funds ("Assignee").

                              W I T N E S S E T H:

        A. Concurrently with the execution and delivery hereof, Assignor is conveying unto Assignee by Special Warranty Deed, executed and delivered by Assignor, as grantor, unto Assignee, as grantee, dated of even date herewith:

                (a) all of Assignor's right, title and interest in and to that certain tract or parcel of land situated in the City of Irving, County of Dallas, State of Texas, as more particularly described in EXHIBIT "A" attached hereto and made a part hereof for all purposes (the "Land");

                (b) all right, title and interest of Assignor, if any, in and to all privileges and easements appurtenant to Assignor's interest in the Land, including, without limitation, all of Seller's right, title and interest, if any, in and to (i) any and all development rights, air rights, sewer rights and permits, water, water rights, riparian rights and water stock relating to the Land, if any, and (ii) any easements, licenses, covenants and other rights-of-way or other appurtenances used in connection with the beneficial use and enjoyment of the Land and all of Assignor's right, title and interest, if any, in and to all roads and alleys adjoining or servicing the Land; and

                (c) all right, title and interest of Assignor, if any in and to all improvements and fixtures located on the Land, if any, as well as all buildings and structures presently located on the Land, if any, including, without limitation, all apparatus, equipment and appliances used in connection with the operation or occupancy of the Land or any of the foregoing improvements, such as heating and air conditioning systems and facilities used to provide any utility, refrigeration, ventilation, garbage disposal or other services, but specifically excluding certain fixtures, apparatus, equipment and appliances owned by any tenant under any lease (collectively, the "Improvements").

        B. Assignee desires to purchase from Assignor, and Assignor desires to assign and transfer unto Assignee all of Assignor's right, title and interest, if any, in all furniture, furnishings, fixtures, appliances, equipment, machinery, names and other items of tangible and intangible personal property, if any, situated upon or used exclusively in connection with the Land and the Improvements (such right, title and interest of Assignor, if any, is herein referred to as the "Property").

        NOW, THEREFORE, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and confessed by Assignor, Assignor does hereby ASSIGN, TRANSFER, SET OVER and DELIVER unto

Assignee, its successors and assigns, all of the right, title and interest of Assignor, if any, in the Property.

        This Bill of Sale is made subject, subordinate and inferior to the leases relating to the Property, Land and Improvements, and all easements, covenants and other matters and exceptions set forth on EXHIBIT "B", attached hereto and made a part hereof for all purposes (the "Permitted Exceptions").

        The Property is sold and conveyed by Assignor and accepted by Assignee AS IS, WHERE IS AND WITH ALL FAULTS, and without representation or warranty of any kind.

        TO HAVE AND TO HOLD the Property, subject to the Permitted Exceptions, unto Assignee, its successors and assigns, forever. All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

        IN WITNESS WHEREOF, Assignor and Assignee have caused this Bill of Sale to be executed as of the day and year first above written.

                                        ASSIGNOR:

                                        MARTEL OFFICE BUILDINGS I, LLC,
                                        a Delaware limited liability company



                                        By:
                                           -------------------------------------
                                           D. Andrew Beal
                                           Sole Manager


                                        ASSIGNEE:

                                        HARVARD PROPERTY TRUST, LLC,
                                        a Delaware limited liability company
                                        d/b/a Behringer Harvard Funds


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   EXHIBIT "A"


                                    THE LAND

                                [TO BE INSERTED]

                                   EXHIBIT "B"


                            THE PERMITTED EXCEPTIONS

                        [TO BE INSERTED PRIOR TO CLOSING]

                   EXHIBIT "D" TO PURCHASE AND SALE AGREEMENT


             ASSIGNMENT OF LEASES, SERVICE CONTRACTS AND WARRANTIES

STATE OF TEXAS          SS.
                        SS.        KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS        SS.

        THAT THIS ASSIGNMENT OF LEASES, SERVICE CONTRACTS AND WARRANTIES (this "Assignment") is made and entered into effective as of the ____ day of April, 2005, by and between MARTEL OFFICE BUILDINGS I, LLC, a Delaware limited liability company ("Assignor") whose address is c/o BSB Capital, 6000 Legacy Drive, 2 East, Plano, Texas 75024, Attn: Steve Williams, and HARVARD PROPERTY TRUST, LLC, a Delaware limited liability company d/b/a Behringer Harvard Funds ("Assignee") whose address is 15601 Dallas Parkway, Suite 600, Addison, Texas 75001, Attn: Jon Dooley.

                              W I T N E S S E T H:

        A. Concurrently with the execution and delivery hereof, Assignor is conveying unto Assignee by Special Warranty Deed, executed and delivered by Assignor, as grantor, unto Assignee, as grantee, dated of even date herewith,

                (a) all of Assignor's right, title and interest in and to that certain tract or parcel of land situated in the City of Irving, County of Dallas, State of Texas, as more particularly described in EXHIBIT "A" attached hereto and made a part hereof for all purposes (the "Land");

                (b) all right, title and interest of Assignor, if any, in and to all privileges and easements appurtenant to Assignor's interest in the Land, if any, including, without limitation, all of Seller's right, title and interest, if any, in and to (i) any and all development rights, air rights, sewer rights and permits, water, water rights, riparian rights and water stock relating to the Land, if any, and (ii) any easements, licenses, covenants and other rights-of-way or other appurtenances used in connection with the beneficial use and enjoyment of the Land and all of Assignor's right, title and interest, if any, in and to all roads and alleys adjoining or servicing the Land; and

                (c) all right, title and interest of Assignor, if any, in and to all improvements and fixtures located on the Land, if any, as well as all buildings and structures presently located on the Land, if any, including, without limitation, all apparatus, equipment and appliances used in connection with the operation or occupancy of the Land or any of the foregoing improvements, such as heating and air conditioning systems and facilities used to provide any utility, refrigeration, ventilation, garbage disposal or other services, if any (collectively, the "Improvements").

        B. Assignee desires to purchase from Assignor, and Assignor desires to assign and transfer unto Assignee, all right, title and interest of Assignor, if any in (i) those certain leases (the "Leases"), if any, listed on EXHIBIT "B", attached hereto and made a part hereof for all purposes, (ii) those certain service contracts (the "Contracts"), if any, relating to the Land and the Improvements and listed on EXHIBIT "C", attached hereto and made a part hereof for all purposes, and (iii) those certain warranties held by Assignor (the "Warranties"), if any, relating to the Improvements listed on EXHIBIT "D", attached hereto and made a part hereof for all purposes.

        NOW, THEREFORE, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and confessed by Assignor, Assignor does hereby ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the right, title and interest of Assignor, if any, in the Leases, the Contracts and the Warranties.

         This Assignment is made subject, subordinate and inferior to the easements, covenants and other matters and exceptions set forth on EXHIBIT "E", attached hereto and made a part hereof for all purposes.

        Assignee hereby agrees to assume and be obligated to perform each of the covenants, duties and obligations which arise and accrue under the Leases and the Contracts from and after the date of this Assignment, including, without limitation, all obligations relating to security deposits made pursuant to the Leases. Assignee hereby agrees to indemnify and hold Assignor harmless from and against any and all claims, actions and causes of action arising out of or relating to the Leases and the Contracts from and after the date hereof.

        All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                            [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed effective as of the day and year first above written.

                                        ASSIGNOR:

                                        MARTEL OFFICE BUILDINGS I, LLC,
                                        a Delaware limited liability company


                                        By:
                                           -------------------------------------
                                           D. Andrew Beal
                                           Sole Manager

Witness:___________________________

                                        ASSIGNEE:

                                        HARVARD PROPERTY TRUST, LLC,
                                        a Delaware limited liability company
                                        d/b/a Behringer Harvard Funds


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

Witness:_____________________________

THE STATE OF TEXAS      ss.
                        ss.
COUNTY OF COLLIN        ss.

        On this ____ day of _________, 2005, before me personally appeared D. Andrew Beal, to me personally known, who, being by me duly sworn, did say that he is the Sole Manager of MARTEL OFFICE BUILDINGS I, LLC, a Delaware limited liability company, and that the seal affixed to the foregoing instrument is the corporate seal of said bank and that said instrument was signed and sealed on behalf of said bank by authority of its Board of Directors, and acknowledged said instrument to be the free act and deed of said bank.

        IN WITNESS WHEREOF, I hereunto set my hand and affixed my official seal at my office in __________________________ the day and year last above written.


                (SEAL)                  ________________________________________
                                        Printed Name:___________________________
                                        Notary Public in and for said State
                                        Commissioned in ____________ County

                                   EXHIBIT "A"


                                    THE LAND

                                [TO BE INSERTED]

                                   EXHIBIT "B"


                                   THE LEASES

                        [TO BE INSERTED PRIOR TO CLOSING]

                                   EXHIBIT "C"


                                  THE CONTRACTS

                        [TO BE INSERTED PRIOR TO CLOSING]

                                   EXHIBIT "D"


                                 THE WARRANTIES

                        [TO BE INSERTED PRIOR TO CLOSING]

                                   EXHIBIT "E"


                            THE PERMITTED EXCEPTIONS

                        [TO BE INSERTED PRIOR TO CLOSING]

                   EXHIBIT "E" TO PURCHASE AND SALE AGREEMENT


                              DESIGNATION AGREEMENT

        THIS DESIGNATION AGREEMENT (the "Agreement") is entered into by and among MARTEL OFFICE BUILDINGS I, LLC, a Delaware limited liability company ("Seller"), HARVARD PROPERTY TRUST, LLC, a Delaware limited liability company d/b/a Behringer Harvard Funds ("Buyer"), and Republic Title of Texas, inc. ("Title Company").

                                   I. RECITALS

        A. Pursuant to that certain Agreement of Purchase and Sale, entered into by and between Seller and Buyer, dated as of March __, 2005 (the "Purchase Agreement"), Seller has agreed to sell to Buyer, and Buyer has agreed to buy from Seller, that certain real property (the "Property") described in the Purchase Agreement. (The purchase and sale of the Property pursuant to the Purchase Agreement is sometimes referred to below as the "Transaction").

        B. Section 6045(e) of the United States Internal Revenue Code and the regulations promulgated thereunder (collectively, the "Reporting Requirements") require an information return to be made to the United States Internal Revenue Service, if necessary, and a statement to be furnished to Seller, in connection with the Transaction.

        C. Pursuant to the Purchase Agreement, an escrow has been opened with Title Company through which the Transaction will be or is being closed. Title Company is either (i) the person responsible for closing the Transaction (as described in the Reporting Requirements) or (ii) the disbursing title or escrow company that is most significant in terms of gross proceeds disbursed in connection with the Transaction (as described in the Reporting Requirements).

                                  II. AGREEMENT

         NOW, THEREFORE, Seller, Buyer and Title Company agree as follows:

        1. Title Company acknowledges that it is the Reporting Person (as defined in the Reporting Requirements) for the Transaction and that it shall perform all duties required by the Reporting Requirements to be performed by the Reporting Person for the Transaction.

        2. Buyer and Seller shall provide, promptly, any and all documentation and information that may be required or requested by Title Company in performing its duties above described.

        3.      The names and addresses of the parties hereto are as follows:

                SELLER:                 Martel Office Buildings I, LLC
                                        c/o BSB Capital
                                        6000 Legacy Drive, 2 East
                                        Plano, Texas  75024
                                        Attn:  Steve Williams

                  Buyer:                Harvard Property Trust, LLC
                                        d/b/a Behringer Harvard Funds
                                        15601 Dallas Parkway, Suite 600
                                        Addison, Texas 75001

                  TITLE COMPANY:        Republic Title of Texas, Inc.

                                        ----------------------
                                        ----------------------
                                        ----------------------

        4. Each of the parties hereto shall retain this Agreement for a period of four (4) years following the calendar year during which the date of closing of the Transaction occurs.

        5. This Agreement may be executed in two or more counterparts, each when taken separately shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have entered into this Agreement as of _________________, 2005.

                                        SELLER:

                                        MARTEL OFFICE BUILDINGS I, LLC,
                                        a Delaware limited liability company


                                        By:
                                           -------------------------------------
                                           D. Andrew Beal
                                           Sole Manager


                                        BUYER:

                                        HARVARD PROPERTY TRUST, LLC,
                                        a Delaware limited liability company
                                        d/b/a Behringer Harvard Funds


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        TITLE COMPANY:

                                        repuBLIC TITLE OF TEXAS, INC.,
                                        a ____________________________________


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                   EXHIBIT "F" TO PURCHASE AND SALE AGREEMENT


                              TENANT NOTICE LETTER

                           -------------------, ------


VIA CERTIFIED MAIL, RETURN RECEIPT REQUESTED


Attn:


Attn:

[NAME OF TENANT]
[ADDRESS OF TENANT]

        Re: Notice of Change of Ownership of the ___________________________ located in the City of Irving, Dallas County, Texas (the "Property")

Ladies and Gentlemen:

        You are hereby notified that:

        (1)     As of the date hereof, ______________, a _________ (the "Former
                Owner"), has sold, conveyed and assigned all of the Former Owner's interest in and to the Property and your lease to __________, a ___________ (the "New Owner"). The New Owner will be responsible for all of the obligations of the "landlord" or "lessor" under your lease from and after the date hereof.

        (2) The New Owner has received and is, as of the date hereof, responsible for your security deposit in the amount of $_____________ with respect to your leased premises on the Property.

        (3) Further rental payments with respect to your leased premises on the Property should be made to the New Owner by delivering a check or money order payable to the order of ____________ at the following address:

                ---------------------------------------------------------------.

                                        Very truly yours,

                                        FORMER OWNER:

                                        MARTEL OFFICE BUILDINGS I, LLC,
                                        a Delaware limited liability company


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        NEW OWNER:

                                        HARVARD PROPERTY TRUST, LLC,
                                        a Delaware limited liability company
                                        d/b/a Behringer Harvard Funds


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                   EXHIBIT "G" TO PURCHASE AND SALE AGREEMENT


                                AS-IS CERTIFICATE





             [TO BE BASED UPON TEXT OF SECTION 4.1 OF THE AGREEMENT]









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

                   EXHIBIT "H" TO PURCHASE AND SALE AGREEMENT


                              ESTOPPEL CERTIFICATE

[Address of Buyer]


[Address of Lender]

        RE:     [Name and Address of Property]

Gentlemen:

        Reference is made to that certain [LEASE AGREEMENT] dated as of ____________ __, ____ between ____________________________, a ____________, as landlord ("LANDLORD"), and the undersigned, as tenant ("TENANT"), demising premises at the captioned address more particularly described in the Lease (the "PREMISES"). The lease, together with all amendments thereto included in
SCHEDULE 1 attached hereto, is herein referred to as the "LEASE". Tenant hereby represents to the Benefited Parties (as herein defined) that the following statements are true and correct as of the date hereof:

        1. A true, correct and complete copy of the Lease (including all amendments) is attached hereto as SCHEDULE 1. The undersigned is the Tenant under the Lease for space at the Premises covering ___________ rentable square feet.

        2. The Lease is in full force and effect and has not been amended, modified, supplemented or superseded except as indicated in Schedule 1. There are no understandings, contracts, agreement or commitments of any kind whatsoever with respect to the Premises, except as expressly provided in the Lease.

        3. The term of the Lease commenced on ________________, and expires on _________________, subject to any rights of Tenant to extend the term as provided therein. The base rent presently being charged is $__________. All rentals, charges, additional rent and other obligations on the part of the undersigned have been paid to and including ____________, 200_. No rental, other than for the current month, has been paid in advance. The undersigned has accepted possession and now occupies the Premises and is currently open for business. In addition to the fixed minimum Base Rent, the Tenant pays its pro-rata share of real estate taxes and operating expenses in excess of a base stop of _________________.

        4. Tenant has paid to Landlord a security deposit in the amount of $________. Tenant has no claim against Landlord for any other security, rental, cleaning access card, key or other deposits or any prepaid rentals.

        5. Landlord is not in any respect in default in the performance of the terms and provisions of the Lease, nor does any state of facts or condition exist which, with the giving of notice or the passage of time, or both, would result in such a default. All conditions under the Lease to be performed by Landlord have been satisfied. Without limiting the generality of the


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foregoing, all improvements to be constructed in the Premises by Landlord have been completed to the satisfaction of Tenant and accepted by Tenant and any tenant construction allowances have been paid in full, and all duties of an inducement nature required of Landlord in the Lease have been fulfilled to Tenant's satisfaction. Tenant has no claim against Landlord by reason of any restriction, encumbrance or defect in title of the Premises of which Tenant has actual knowledge.

        6. There currently is no defense, offset, lien, claim or counterclaim by or in favor of Tenant against Landlord under the Lease or against the obligations of Tenant under the Lease (including, without limitation, any rentals or other charges due or to become due under the Lease) and Tenant is not contesting any such obligations, rentals or charges. To Tenant's knowledge, all leasing commissions due in respect of the current term of the Lease have been paid.

        7. Tenant has no renewal, extension or expansion option, no right of first offer or right of first refusal and no other similar right to renew or extend the term of the Lease or expand the property demised thereunder except as may be expressly set forth in the Lease. Tenant has no right to lease or occupy any parking spaces within the Property except as set forth in the Lease. Tenant is entitled to no free rent nor any credit, offsets or deductions in rent, nor other leasing concessions other than those specified in the Lease.

        8. Tenant is not in any respect in default in the performance of the terms and provisions of the Lease nor does any state of facts or condition exist which, with the giving of notice or the passage of time, or both, would result in such a default. Without limiting the generality of the foregoing, Tenant is current in its rental obligation under the Lease.

        9. The undersigned has not received notice of a prior transfer, assignment, hypothecation or pledge by Landlord of any of Landlord's interest in the Lease other than to the holder of any first mortgage on the captioned property.

        10. There are no liens recorded against the Premises with respect to work performed by or on behalf of Tenant or materials supplied to the demised property.

        11. Tenant has not assigned the Lease nor sublet all or any part of the Premises, except as shown on Schedule 1 attached hereto and made a part hereof for all purposes.


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        THE ABOVE CERTIFICATIONS ARE MADE TO THE BENEFITED PARTIES KNOWING THAT
THE BENEFITED PARTIES WILL RELY THEREON IN MAKING AN INVESTMENT IN THE PREMISES. FOR PURPOSES HEREOF, THE TERM "BENEFITED PARTIES" MEANS THE ADDRESSEES OF THIS LETTER AND ALL OF THE FOLLOWING: (A) HARVARD PROPERTY TRUST, LLC, A DELAWARE LIMITED LIABILITY COMPANY D/B/A BEHRINGER HARVARD FUNDS AND ITS SUCCESSORS, ASSIGNS, AND DESIGNEES (INCLUDING, WITHOUT LIMITATION, ANY TENANT IN COMMON PURCHASERS); AND (B) ANY LENDER TO WHICH ANY PARTY DESCRIBED IN THE FOREGOING CLAUSE (A) GRANTS A DEED OF TRUST, MORTGAGE OR OTHER LIEN UPON THE PREMISES.

                                        Very truly yours,


                                        __________________________________,
                                        a _________________________________


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


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